                                                                   Exhibit 10.23


                                AGENCY AGREEMENT

This Agency Agreement (the "Agreement") is hereby entered into and made effective as of the 1st day of January, 2003 ("Effective Date"), by and between Meadowbrook, Inc., Preferred Insurance Agency, Inc., TPA Insurance Agency, Inc., Preferred Comp Insurance Agency of New Hampshire, TPA Insurance Agency of New Hampshire, Inc., Meadowbrook of Nevada, Inc. d/b/a Meadowbrook Insurance Services, Meadowbrook of Florida, Inc., Association Self-Insurance Services, Inc., Florida Preferred Administrators, Inc., Interline Insurance Services, Inc., Commercial Carriers Insurance Agency, Inc., (hereinafter collectively referred to as the "Agent"), and Star Insurance Company, Savers Property & Casualty Insurance Company, Williamsburg National Insurance Company and Ameritrust Insurance Corporation (hereinafter collectively referred to as the "Company").

In consideration of the mutual covenants and benefits set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the Agent and the Company agree as follows:

1.    APPOINTMENT AND AUTHORITY OF THE AGENT

The Agent's authority under this Agreement shall extend only to the states specifically authorized by the Company and in which the Agent has the appropriate licenses to transact such business with the Company. The Company hereby appoints the Agent as the Company's non-exclusive agent and the Agent acknowledges the Company may appoint other agents to represent the Company or any of its affiliated companies.

The Company hereby appoints and provides limited authority to the Agent to solicit and secure applications for the Company and:

            [X] the Agent is granted binding authority, pursuant to the Company's underwriting guidelines, policies, bulletins, or other documents, which the Company may amend from time to time.

The Agent shall have no authority, nor shall Agent represent itself as having any authority, other than as specifically provided for in this Agreement.

2.    INDEPENDENT CONTRACTOR

The Agent is an independent contractor. Subject to the terms and conditions of this Agreement, the Agent shall be free to exercise its own judgement and discretion with regard to the conduct of its business and as to the persons from whom the Agent will solicit insurance business. Nothing contained in this Agreement shall be construed to create between the Company and the Agent the relationship of employer and employee, joint venture, or partnership. The Company may, from time to time, prescribe rules and regulations relating to the conduct of business covered by this Agreement, which rules and regulations shall be observed and conformed to by the Agent.


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
3.    AGENCY EXPENSES

The Company shall not be responsible for the Agent's expenses in connection with the solicitation of insurance or performance of any duties or obligations of the Agent under this Agreement, unless previously agreed to in writing by the Agent and the Company.

4.    DUTIES AND RESPONSIBILITIES OF THE AGENT

The Agent will perform all of its duties under this Agreement to the satisfaction of the Company, which duties and responsibilities shall include, but not be limited to, the following:

      a. The Agent agrees to timely comply with all licensing, countersignature or other similar requirements of any jurisdiction in which insurance is written or risks are located;

      b. The Agent will comply with all instructions, rules, bulletins, manuals, forms, underwriting guidelines and rates issued by the Company, which may be amended from time to time by the Company. Also, the Company reserves the right to establish and change any procedures from time to time;

      c. The Agent will forward to the Company all applications, binders or requests for policy changes, and report all insurance accepted and bound no later than ten (10) days following the effective date of the insurance coverage. Failure to comply may result in the immediate suspension of any underwriting authority granted to the Agent by the Company;

      d. The Agent will promptly deliver, and as directed by the Company, execute or countersign insurance policies, binders, certificates of insurance and endorsements as directed by the Company;

      e. The Agent will ensure that all premiums and rates for policies are charged in full compliance with rate filings of the Company;

      f. The Agent will retain complete and accurate records pertaining to business transacted on behalf of the Company. The Agent shall retain all underwriting information that is required by law and copies of any other relevant documents for audit and review by the Company;

      g. The Agent agrees to assume full responsibility for the acts or omissions of any employees of the Agent, to the extent that such acts or omissions affect the Company. The Agent agrees to advise each employee of the limitations of authority placed upon the Agent by the Company under this Agreement;

      h. The Agent represents and warrants to the Company the Agent and its employees, if any, are properly licensed to solicit and service any business submitted to the Company. The Agent shall provide the Company with copies of all licenses required of the Agent by all regulatory authorities having jurisdiction over the Agent and its employees. The Agent shall maintain all such licenses throughout the term of this Agreement. In the event the Agent, or any of its employees, shall have their licenses terminated, revoked, suspended, lapsed or otherwise not remain in good standing for any reason,


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
            the Agent shall advise the Company in writing of such event within five (5) days from the date the Agent is provided notice of such event;

      i. The Agent is responsible to perform the duties assumed under this Agreement in accordance with the standards of performance of such duties that exist in the insurance industry. The Agent agrees that it will maintain or, if needed, add sufficient personnel with the required expertise and capabilities to fulfill its obligations under this Agreement and will maintain or, if needed, add equipment to meet the duties it assumes under this Agreement. To the extent applicable, the Agent warrants and represents that all of the Agent's computer systems and software are compatible with the Company's approved rating and policy issuance systems.

      j. Where applicable, the Agent agrees to be available and make their personnel available for education and training in the use of any of the Company's applicable systems;

      k. The Agent assumes responsibility to promptly notify the Company of any insured claim of which the Agent has any direct or indirect knowledge; and

      l. The Agent will notify the Company in a timely manner to cancel any policy for non-payment of premium. Failure to notify the Company in a timely manner will result in the Agent being responsible for any uncollectible earned premiums.

5.    LIMITATIONS ON AGENT'S AUTHORITY

The Agent shall have no authority, nor shall it represent itself to have any authority other than as specifically provided for in this Agreement. Agent shall not perform any of the following acts:

      a. Make, waive, alter, or change any term, rate or condition stated in any policy of insurance or Company approved form or rate, without the prior written consent of the Company;

      b. Extend the time for payment of premiums or other monies due to the Company, unless authorized in writing by the Company;

      c. Transact business contrary to the rules and regulations of any insurance department and/or other governmental authorities having jurisdiction over any actions performed under this Agreement;

      d. Make, accept or endorse notes or checks payable to the Company, or otherwise incur any expense or liability on behalf of the Company, unless authorized in writing by the Company;

      e. Enter into a sub-agent, broker, or other agreement which authorizes the sub-agent, broker, or other party to perform any act, affecting any term or condition of this Agreement; or

      f.    Back date the effective date of coverage of any binder or policy.


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
6.    AGENT'S COMPENSATION

The Agent's sole compensation from the Company shall be limited to a commission calculated as a percentage of premiums and audit premiums written and received by the Company under this Agreement, as set forth in Addendum I. The Agent shall deduct its commission on such business written from the premium remitted to the Company based on either the Company or Agent account current. Premium taxes and surcharges are not included as premium and therefore, are not subject to commission. The Company shall charge, and the Agent shall pay, a return commission at the same rate on any return premium, audit premium and return premiums on cancellations effectuated by the Company or the policyholder.

7.    PREMIUM TRUST REQUIREMENTS

The Agent shall collect and timely pay for all premiums due the Company for business written under this Agreement. The Agent shall hold in trust all premiums received by the Agent in a fiduciary capacity for and on behalf of the Company. All premiums paid by the policyholders to the Agent shall be deposited in a trust account of a federally chartered bank, be segregated from the operating account(s) of the Agent and shall be paid over to the Company in accordance with Section 9. The Agent agrees to provide the Company with the identity of the federally chartered bank and trust account number on inception of this Agreement, on each anniversary thereafter and if any changes are made to the premium trust account. Furthermore, the Agent agrees to allow the Company the right to audit the premium trust account.

8.    OWNERSHIP OF EXPIRATIONS

In the event this Agreement is terminated and the Agent has paid to the Company all premiums due before the effective date of termination, the Agent's expirations, records, files, related information and the use and control of the expirations shall remain the property of the Agent and be left in its undisputed possession. If such premium has not been fully accounted for and paid by the Agent to the Company prior to the effective date of termination, then the records, expirations, files, related information and use and control thereof shall be owned and controlled by the Company.

9.    PREMIUM BILLING AND UNCOLLECTIBLE PREMIUM

The Agent and Company agree to account for and pay all premium balances in accordance with the following established procedure:

      [X] The Agent shall submit to the Company by the 10th of each month an account current indicating all of the previous months premium and taxes/surcharges due, in accordance with the terms and payment plans associated with each policy. All premiums (including any audit premiums) from the account current shall be paid to the Company, regardless of whether the Agent has collected it from the policyholder. The premium, net of commissions, shall be received by the Company by:

                     [ ] the last calendar day of each month
                                       or;
               [X] the fifteenth (15) day of the following month.


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Failure by the Agent to submit their account current and/or the required premium payment to the Company by the above stated due dates, the Agent shall be charged a late penalty calculated at an interest rate of nine percent (9.0%) on the outstanding premium balance due the Company for each day the payment is late. In addition, the Agent's authority to solicit and place business under this Agreement shall be suspended until the premium payment, including any late fees, is received by the Company. Further, if Agent is delinquent in remitting premiums due to Company, any and all monies due the Agent will be applied against any premium the Agent is delinquent in remitting to the Company.

The Agent is responsible for billing and collecting from the policyholder, all deposit, installment, endorsement and audit premiums and remitting net of commission to the Company. The Agent shall not be entitled to take credits on their account current for any transactions that have not yet been processed by the Company.

The Agent shall be relieved of the responsibility to pay premiums developed by any premium audit, subject to all of the following conditions:

1.    The Agent has made a good faith effort to collect such audit premiums.

2. The Agent shall submit to the Company an executed Uncollectible Audit Premium Form (the "Audit Form"). The Audit Form shall be submitted by the Agent to the Company within seventy-five (75) days from the audit statement date. If the Audit Form is submitted timely, the Agent shall be relieved of collection responsibility, not be entitled to any commission and shall cease any further collection efforts.

3. The failure by the Agent to submit an executed Audit Form within the seventy-five (75) day period shall constitute an election by Agent to retain responsibility for payment of such audit premium in accordance with the terms of this Agreement.

4. The Agent agrees to cooperate with the Company in any and all collection efforts.

              ALL PREMIUM PAYMENTS AND AUDIT FORMS MUST BE SENT TO:

                                  P.O. BOX 5002
                            SOUTHFIELD, MI 48034-5002
                            ATTN: ACCOUNTS RECEIVABLE

10.   TERM

This Agreement shall remain in effect, unless terminated pursuant to Section 16 of this Agreement.

11.   ERRORS AND OMISSIONS INSURANCE AND FIDELITY INSURANCE

The Agent agrees to maintain an errors and omissions insurance policy during the term of this Agreement and for a period of twelve (12) months thereafter or until all policies have either been cancelled or non-renewed, in an amount not less than:

                [X] Two Million Dollars ($2,000,000.00) per claim
             and Two Million Dollars ($2,000,000.00) per aggregate.


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If the Agent is insured by a claims-made coverage form, the retroactive date of the policy must be the same date or an earlier date, as the Effective Date of this Agreement.

If the Agent's aggregate limit is reduced below Two Million Dollars ($2,000,000.00) due to payment of claim(s), the Agent must notify the Company within ten (10) days and immediately pursue reinstatement of the aggregate limit to at least the minimum requirement of Two Million Dollars ($2,000,000.00) aggregate.

The Agent agrees to provide the Company with a Certificate of Insurance verifying the existence of errors and omissions coverage upon inception of this Agreement and every anniversary thereafter. Further, the Agent agrees to provide the Company with ten (10) days advance written notice of termination, cancellation, or change in such policy by either the insurance carrier or the Agent.

The Agent agrees to maintain an Employee Dishonesty insurance policy during the term of this Agreement or until all policies have either been cancelled or non-renewed, in an amount not less than:

                 [X] Five Hundred Thousand Dollars ($500,000.00)

The Agent agrees to provide the Company with a Certificate of Insurance verifying the existence of employee dishonesty coverage upon the inception of this Agreement and every anniversary thereafter. Further, the Agent agrees to provide the Company with ten (10) days advance written notice of termination, cancellation, or change in such policy by either the insurance carrier or the Agent.

12.   FINANCIAL STATEMENT

Upon request by the Company, the Agent hereby agrees to furnish the Company with annual copies of the Agent's latest audited financial statement, or if not audited, copies signed by an officer of the Agent. When requested by the Company, the Agent agrees to provide such statements within ninety (90) days of the end of the Agent's fiscal year.

13.   ADVERTISING

Except as otherwise provided herein, any use of the Company's name, or any of its Trademarks or Service Marks (the "Marks") by the Agent for advertising purposes is prohibited without the prior written consent of the Company for such use. The Agent shall not make, publish, issue or insert, or cause to have made, published, issued or inserted any advertisement, letter, circular, pamphlet, or other publication or statement, whether written or through electronic media, which makes reference to the Company or any of its policies or services, or which refer to the insurance written under this Agreement (collectively, the "Materials"), without the prior written approval of the Company. If at any time during the term of this Agreement, the Agent, its employees or its representatives shall commit any act which brings those parties into public disrepute, contempt, scandal or ridicule or which shocks or offends the community or which reflects unfavorably upon the Company, or if such parties have so acted in the past and information in regard thereto becomes public while this Agreement is in effect, then the Company shall have the right to immediately terminate this Agreement and the Agent shall immediately remove from use or display, all such Marks and Materials.


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14.   NAME, LOGO, TRADEMARK OR SERVICE MARK

Solely in connection with the activities set forth herein and subject to the terms and conditions set forth in this Agreement, the Company hereby grants to the Agent a non-exclusive right to use the Company's Marks on such contracts, applications, stationary, and advertisements utilized in relation to this Agreement. This grant is expressly subject to the provisions of this Agreement, is non-transferable and may be revoked at any time by the Company. The Agent shall not acquire any right or license in or to any of the Company's Marks.

The Company will display the Agent's name on all policies and other communications from the Company to its policyholders, who are clients of the Agent, relating to policy issuance, renewal, cancellation, billing or modification of the policyholder's insurance coverage.

The Agent agrees not to use any of the Company's Marks as part of its own marks or for any other purpose, unless the Company consents to such use in advance and in writing.

If this Agreement is terminated, no Company Marks or Materials shall be used by Agent.

15.   COMPANY PROPERTY

The Agent will safeguard, maintain confidentiality and account for all forms, manuals, equipment, and other like Company property and supplies furnished to the Agent by the Company. Your agreement and obligation to safeguard the confidentiality of such information will survive the termination of this Agreement.

All such property and supplies shall always remain the exclusive property of the Company and shall be returned to the Company or its representative before the date of termination of this Agreement.

16.   TERMINATION

This Agreement may be terminated as follows:

      a. This Agreement may be terminated by either party by giving the other party a minimum of ninety (90) days advance written notice, prior to the effective date of termination, or more if required by state law, of its intent to terminate this Agreement;

      b. This Agreement may be terminated immediately by mutual agreement and consent of both parties, where permitted by law;

      c. This Agreement shall terminate immediately upon the occurrence of one or more of the following:

            i. Any willful misconduct, violation of law, or any act of fraud or dishonesty relating to this Agreement, by either party or any of its officers, directors or employees; or

            ii. Receivership, liquidation, insolvency, bankruptcy, admission in writing by a party of its inability to pay debts as they become due, or assignment for the benefit of creditors; or


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            iii.  Suspension, probation, revocation or termination of Agent's license;

            iv.   Violation of Section 12; or

            v. the loss of adequate reinsurance covering any and all business written by the Agent with the Company.

The Agent shall have no authority to quote or bind any new business on or after the date notice of termination is sent by the Company. The Agent will have no authority to quote or bind any renewal business, pursuant to this Agreement, with a policy effective date on or after the effective date of termination, unless required by law or regulation. The Agent will use their best efforts to place all such business elsewhere.

Upon termination of this Agreement, the Company agrees that commissions will be applied in accordance with the attached addenda on premiums collected by the Agent and paid to the Company. In addition, it is agreed that on cancellation and return premiums, the Company shall charge and the Agent shall pay a return commission, in accordance with the attached Addenda.

Unless required by law, the Company will not permit the Agent to deduct their commission on any business renewed after the effective date of the termination of this Agreement. If the Company is required by state law to have the Agent continue to provide service to policyholders after this Agreement has been terminated, the Company will permit the Agent to deduct the minimum commission allowable by applicable state law on policies that are renewed pursuant to state law after the effective date of termination of this Agreement as full compensation for such service. Such commission deductions shall be made at the end of each calendar quarter and shall be computed and paid by the Company to the Agent.

17.   COMPLIANCE WITH LAW

The Agent acknowledges that it may receive personal and private information about a policyholder. The Agent agrees to maintain such information in confidence and to maintain adequate safeguards to insure the confidentiality of such information, in accordance with applicable federal and state law.

Also, the Agent represents that it is compliant, or will become compliant within six (6) months of the Effective Date of this Agreement, with the Violent Crime Control Act of 1994 and the USA Patriot Act of 2002.

18.   INDEMNIFICATION

The Company shall defend, indemnify, and hold harmless the Agent and/or Agent's directors, officers, employees, agents, or other representatives from and against any claims, suits, hearings, actions, damages, losses, or expenses, made by a policyholder of the Company relating solely to an alleged act, error, or omission of the Company in its proceedings or handling of the policyholder's policy; provided, however, that the Company shall not be required to defend or indemnify the Agent to the extent that it is alleged that the Agent caused, was involved in, or contributed to such act, error or omission. The Agent shall promptly notify the Company of any such claim, suit, hearing, action or proceeding or threat thereof.

The Agent shall defend, indemnify, and hold harmless the Company, its parent, subsidiaries and affiliates and/or their officers, directors, employees, agents or other


                                     8 of 13
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representatives for any and all damages, losses, liabilities, fines, penalties, costs, and all other expenses reasonably incurred by the Company, including reasonable attorneys fees, for liabilities imposed upon the Company in connection with or arising out of any claim, suit, hearing, action or proceeding, or threat thereof in which the Company is involved by reason of the Agent having performed services for the Company under this Agreement, or having failed to perform services required under this Agreement. The Company shall promptly notify the Agent of any such claim, suit, hearing, action or proceeding or threat thereof

19.   COMPANY'S RIGHT OF OFFSET

The Company or the Agent may offset any money owed  under this Agreement .

20.   INSPECTION AND AUDIT OF AGENT

The Agent, upon reasonable notice and during normal business hours, will permit duly authorized representative(s) of the Company, at the Company's expense, to visit, inspect, examine, copy, audit, and verify, at Agents' offices or elsewhere, all documents, files, books, reports, work papers, accounting records or bank statements relating to the insurance written under this Agreement. Any inspection or audit by the Company will take place no later than thirty (30) days from the Company's written request to the Agent.

21.   NO THIRD PARTY BENEFICIARIES

This Agreement is for the exclusive benefit of the parties hereto, and no third party, including without limitation any policyholder is intended or shall be a beneficiary of any provisions hereof.

22.   ASSIGNMENT

This Agreement shall inure to the benefit of any successor of the Company. The Agent shall not assign any of its rights, or delegate any of its duties, obligations or responsibilities under this Agreement without the prior written consent of the Company. The Agent agrees to provide ninety (90) days advance written notice to the Company of any sale or transfer of its business or consolidation with another company. The Company may consent to an assignment of this Agreement or elect to terminate this Agreement, in accordance with Section 16 of this Agreement. Any purported assignment by the Agent, in the absence of such written consent by the Company, shall be void.

23.   WAIVER

The failure of either party at any time to enforce any provision of this Agreement, or any right or remedy hereunder at law or in equity, or to exercise any election herein provided, shall not constitute a waiver of any provision, right, remedy or election or in any way affect the validity of this Agreement, nor act as a waiver of any subsequent breach or waiver of that same provision or any other provision of this Agreement.

24.   NOTICE

All notices, demands and requests required or permitted to be given under this Agreement shall be in writing and shall be directed to the addresses indicated below, or such other address as indicated by the parties, from time to time. Such notices or other


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communications shall be deemed given (a) when personally delivered or sent by facsimile transmission or electronic mail to the party to be given the notice or other communication at the address indicated below, or (b) on the business day following the business day that such notice or other communication is sent by overnight courier or next day delivery.

25.   APPLICABLE LAW

This Agreement and the rights and responsibilities of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Michigan without regard to its conflict of law provisions. Any action arising out of or relating to this Agreement or any act of the Agent or the Company taken pursuant to this Agreement, or the enforcement or any breach thereof shall be venued in the Circuit Court for the County of Oakland, State of Michigan.

26.   ACCORD AND SATISFACTION

The acceptance of the Company of any sums from the Agent in amounts which are less than the amounts due and payable hereunder are neither intended, nor shall they be construed, to constitute an accord and satisfaction of any dispute between the Company and the Agent regarding sums due and payable by the Agent, unless the Company specifically agrees to same in a document executed by both the Agent and the Company.

27.   SEVERABILITY

If any term or provision, or any portion thereof, of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to such persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall continue to be valid and be enforced to the fullest extent permitted by law.

28.   ENTIRE AGREEMENT

This Agreement supersedes all previous agency agreements, whether oral or written and may be changed or modified in a writing signed by the parties. This Agreement is intended by the parties as a final expression of their understanding and as a complete and exclusive statement of the terms hereof. All negotiations, considerations, and representations between the parties having been incorporated herein. No course of prior dealing between the parties or their directors, officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Agreement. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior Agreement between the parties or their affiliates shall not be relevant nor admissible to determine the meaning of any of the terms of this Agreement.

29.   JOINT AND SEVERAL LIABILITY.

If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Agreement as the Agent, the liability of each such individual, corporation, partnership, or other business association to perform all such obligations hereunder shall be deemed to be joint and several, and all actions taken, or notices, payments and agreements given, or made by, with or to any of them, shall be deemed to be taken, given or made by all of them. In like manner, if the Agent shall be a partnership or other business association, the members of which are, by


                                    10 of 13
virtue of statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

30.   REQUISITE AUTHORITY

The undersigned(s) hereby represents that they are authorized to execute this Agreement on behalf of the Agent and the Company.

                                    MEADOWBROOK, INC.

                                    /s/ Robert S. Cubbin
                                    --------------------------------------------

                                    By:  Robert S. Cubbin
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    PREFERRED INSURANCE AGENCY, INC.

                                    /s/ William E. Brault
                                    --------------------------------------------

                                    By:  William E. Brault
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    TPA INSURANCE AGENCY, INC.

                                    /s/ William E. Brault
                                    --------------------------------------------

                                    By:  William E. Brault
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    PREFERRED COMP INSURANCE AGENCY
                                         OF NEW HAMPSHIRE

                                    /s/ Michael G. Costello
                                    --------------------------------------------

                                    By:  Michael G. Costello
                                         ---------------------------------------
                                    Its: Assistant Secretary
                                         ---------------------------------------


                                    TPA INSURANCE AGENCY OF NEW HAMPSHIRE, INC.

                                    /s/ Michael G. Costello
                                    --------------------------------------------

                                    By:  Michael G. Costello
                                         ---------------------------------------
                                    Its: Assistant Secretary
                                         ---------------------------------------


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
                                    MEADOWBROOK OF NEVADA, INC. D/B/A
                                    MEADOWBROOK INSURANCE SERVICES

                                    /s/ Robert S. Cubbin
                                    --------------------------------------------

                                    By:  Robert S. Cubbin
                                         ---------------------------------------
                                    Its: Vice President
                                         ---------------------------------------


                                    MEADOWBROOK OF FLORIDA, INC.

                                    /s/ Gregory L. Wilde
                                    --------------------------------------------

                                    By:  Gregory L. Wilde
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    ASSOCIATION SELF-INSURANCE SERVICES, INC.

                                    /s/ Robert S. Cubbin
                                    --------------------------------------------

                                    By:  Robert S. Cubbin
                                         ---------------------------------------
                                    Its: Executive Vice President
                                         ---------------------------------------


                                    FLORIDA PREFERRED ADMINISTRATORS, INC.

                                    /s/ Gregory L. Wilde
                                    --------------------------------------------

                                    By:  Gregory L. Wilde
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    INTERLINE INSURANCE SERVICES, INC.

                                    /s/ Eric P. Litcher
                                    --------------------------------------------

                                    By:  Eric P. Litcher
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    COMMERCIAL CARRIERS INSURANCE AGENCY, INC.

                                    /s/ Susan P. Scurti
                                    --------------------------------------------

                                    By:  Susan P. Scurti
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    12 of 13
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                                    STAR INSURANCE COMPANY

                                    /s/ Joseph C. Henry
                                    --------------------------------------------

                                    By:  Joseph C. Henry
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    SAVERS PROPERTY & CASUALTY INSURANCE COMPANY

                                    /s/ Karl W. Koch
                                    --------------------------------------------

                                    By:  Karl W. Koch
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    WILLIAMSBURG NATIONAL INSURANCE CO.

                                    /s/ Gregory L. Wilde
                                    --------------------------------------------

                                    By:  Gregory L. Wilde
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


                                    AMERITRUST INSURANCE CORPORATION

                                    /s/ Gregory L. Wilde
                                    --------------------------------------------

                                    By:  Gregory L. Wilde
                                         ---------------------------------------
                                    Its: President
                                         ---------------------------------------


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